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                                                                   EXHIBIT 23.2A

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Peregrine Systems, Inc. of our report dated April 27, 1998 relating to the financial statements of Innovative Tech Systems, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
June 19, 1998